Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Global Jet Capital, Inc. (the “Company”)
Deutsche Bank Securities Inc.
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Citigroup Global Markets Inc.
KKR Capital Markets LLC
TCG Capital Markets L.L.C.
Citizens Capital Markets, Inc.

(together, the “Specified Parties”)

Re: Business Jet Securities 2022-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BJETS 2022-1 Datatape v7 4.1.22.xlsx” provided by the Company on April 1, 2022 (the “Data File”), containing information on 48 aircraft loans (“Loans”) and leases (“Leases”) and their related interests (together, the “Business Jet Aircraft Assets”) as of February 28, 2022 (the “Statistical Calculation Date”), which we were informed are intended to be included as collateral in the offering by Business Jet Securities 2022-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following documents provided by the Company:

–	Guaranty

–	Reaffirmation of Personal/Trust Guaranty

–	Lease Agreement

–	Loan Agreement

–	Promissory Note

–	Modification/Amendments to Lease Agreement

–	Modification/Amendments to Loan Agreement

–	Acceptance Certificate

–	Security Deposit Pledge Agreement

–	Letter of Credit Agreement

–	Leasing Addendum

–	Purchase and Sale Agreement

–	Delivery Document

–	Final Lease Pricing

–	LeaseWave Reports – an electronic data file (“LW Reports KPMG 3.16.2022 final.xlsx”) containing certain information related to each Business Jet Aircraft Asset

–
GJC Master Data File – an electronic data file (“GJC Master Data - FebruaryME - 2022.xlsx”) containing certain information related to the vintage of each Business Jet Aircraft Asset and the SIC code of each obligor

–
Appraisals File – an electronic data file (“BJETS 2022-1 Appraisals.xlsx”) containing certain information related to appraisal values issued by AC-U-KWIK Appraisals (“AC-U-KWIK”), Mente Group, LLC (“Mente”), and Aviation Advisors Group (“AAG”)

–	HNWI Ratings Spreadsheet – an electronic data file containing information on the rating of an obligor considered a High Net Worth Individual by the Company

–
GJC Ratings Mapping File – an electronic data file (“GJC Ratings Scale - Auditors - 2.22.xlsx”) containing information on the standard operating procedures the Company uses when assigning ratings to obligors

–	Public Ratings Files – 14 electronic data files containing information on the ratings various rating agencies assigned to public companies

–	Moody’s RiskCalc US 4.0 Files – nine (9) electronic data files containing information on corporate obligors the Company rated using the Moody’s RiskCalc system

–
NDY Industries to SIC Mapping File – an electronic data file (“NDY Industry to SIC Mapping File - 2.22.xlsx”) containing the mapping of relevant SIC industry codes to their applicable Moody’s (KMV) industry code and description for each obligor

–	Size Categories Sheet – an electronic data file (“Aircraft Size Categories.xlsx”) containing information on the class of all applicable aircraft or engine makes and models

–	Engine Program Data File – an electronic data file (“Aircraft Maintenance Program Status Updated.xlsx”) containing information associated with the engine program for each Business Jet Aircraft Asset

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
    KPMG International Limited, a private English company limited by guarantee

–	ALLL File – an electronic data file (“Copy of 2021 12 ALLL v5.xlsx”) containing the ABS classification for each Business Jet Aircraft Asset

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, specific attribute, methodology or value, as described in the table below.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We selected a sample of 24 Business Jet Aircraft Assets from the Data File (the “Selected Assets”) based on the following criteria: (i) 5 randomly selected Business Jet Aircraft Assets, and (ii) the top 10 obligors based on the “Aggregate Asset Value” field in the Data File (representing a total of 19 Business Jet Aircraft Assets). The Selected Assets are listed in Exhibit A.

B.
For each Selected Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Document, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Document / Instructions
Sequence Number	Provided by the Company
Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note
ABS Classification	ALLL File. If the Selected Asset is not listed in the ALLL File, classify the Selected Asset as an operating lease
Fixed / Float	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Float Index	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Registration Location	Registration Certificates
Aircraft Location	LeaseWave Reports
Contract Currency	LeaseWave Reports
Contract Freq	LeaseWave Reports

Contract Start Date
Leases: Acceptance Certificate, Purchase and Sale Agreement, Delivery Document, Amendments/Modifications to Lease Agreement, Lease Agreement, Acceptance Certificate
Loans: Leasing Addendum, Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note, Acceptance Certificate

Term
If the Selected Asset has a Contract Start Date prior to November 1, 2021, exclude any interim rent period in the respective Source Document. If the Selected Asset has a Contract Start Date on or after November 1, 2021, include any interim rent period in the respective Source Document.
Leases: Final Lease Pricing, Amendments/Modifications to Lease Agreement, Lease Agreement
Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note

Remaining Term at 2/28/2022	Recompute as the number of months between (i) the Statistical Calculation Date and (ii) the Contract End Date
Contract End Date	LeaseWave Reports
Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement
Letter of Credit	Letter of Credit Agreement
Q1 2022 LMM (as of 3/31/2022)	Recompute as the lesser of the mean or median of the following in the Data File: (i) Q1 2022 AC-U-KWIK (as of 3/31/2022), (ii) Q1 2022 Mente (as of 3/31/2022), and (iii) Q1 2022 AAG (as of 3/31/2022)
Q1 2022 AC-U-KWIK (as of 3/31/2022)	Appraisals File
Q1 2022 Mente (as of 3/31/2022)	Appraisals File
Q1 2022 AAG (as of 3/31/2022)	Appraisals File
End of Term Projected FMV - per AAG (as of 3/31/2022)	Appraisals File
Moodys (KMV) Industry Code	NDY Industries to SIC Mapping File using the GJC Master Data File
Moodys (KMV) Industry Name	NDY Industries to SIC Mapping File using the GJC Master Data File
GJC Rating	HNWI Ratings Spreadsheets, Public Ratings Files and Moody’s RiskCalc US 4.0 Files using the GJC Ratings Mapping File
Rating Source
Using the applicable Source Document listed below, compare the Rating Source in the Data File to the Rating Source in the table below:
Condition          Rating Source
If the GJC Rating was agreed using the          HNWI HNWI Ratings Spreadsheets
If the GJC Rating was agreed using Public          Public Ratings Files
If the GJC Rating was agreed using the          Moody’s RiskCalc Moody’s RiskCalc US 4.0 Files          US 4.0

Vintage	GJC Master Data File
Make	LeaseWave Reports
Model	LeaseWave Reports

Serial Number	LeaseWave Reports
Age (Formula off Vintage)	Recompute as the number of years between (i) January 1 of the asset’s Vintage year and (ii) the Statistical Calculation Date
Engine Program	Engine Program Data File
Class	Based on the Make and Model of each Selected Asset as stated in the Data File, compare to the Size Categories Sheet
Aggregate Asset Value (LMM for Op Leases, Principal Balance for Loans and Finance Leases)
Recompute as:
(1)          for Selected Assets identified as Finance Lease in the “ABS Classification” field in the Data File, the sum of the finance lease principal payments,
(2)          for Selected Assets identified as Loan in the “ABS Classification” field in the Data File, the sum of the loan principal payments, and
(3)          for Selected Assets identified as Operating Lease in the “ABS
Classification” field in the Data File, the appraisal value identified by the attribute Q1 2022 LMM (as of 3/31/2022)

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Business Jet Aircraft Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Business Jet Aircraft Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Business Jet Aircraft Assets being securitized, (iii) the compliance of the originator of the Business Jet Aircraft Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Business Jet Aircraft Assets that would be material to the likelihood that the issuer of the securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP
Irvine, California
April 6, 2022

Exhibit A

The Selected Assets
Selected Asset Number	Sequence Number
1	GJ0418ALN1
2	GJ0140AOL1
3	GJ03208-01
4	GJ03205-01
5	GJ0421AOL1
6	GJ03273-01
7	GJ0390AOL1
8	GJ0394AOL1
9	GJ0395AOL1
10	GJ0396AOL1
11	GJ0397AOL1
12	GJ03172-02
13	GJ0342AOL1
14	GJ02821-01
15	GJ02821-02
16	GJ0404AOL1
17	GJ0440AFL1
18	GJ0423AOL1
19	GJ0403AOL1
20	GJ0408AOL1
21	GJ0409AOL1
22	GJ0410AOL1
23	GJ0411AOL1
24	GJ0412AOL1

A-1